Supplement to the

Fidelity® Sustainable International Equity Fund

December 30, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information for Fidelity® Sustainable International Equity Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee (fluctuates based on the fund’s performance relative to a securities market index)	0.80%A,B

Distribution and/or Service (12b-1) fees	None

Other expenses	2.81%B

Total annual operating expenses	3.61%

Fee waiver and/or expense reimbursement	2.56%C

Total annual operating expenses after fee waiver and/or expense reimbursement	1.05%

A The management fee comprises a basic fee, which may vary by class, that is adjusted up or down (subject to a maximum rate) based on the performance of the fund or a designated class of the fund relative to that of the MSCI EAFE Index. The basic fee covers administrative services previously provided under separate services agreements with the fund, for which 0.25% was previously charged under the services agreements. Please see “Fund Services - Fund Management - Advisory Fee(s)” for additional information.

B Adjusted to reflect current fees.

C Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of its average net assets, exceed 1.05% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the

Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through February 28, 2025. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

1 year	$ 107

3 years	$ 783

5 years	$ 1,572

10 years	$ 3,642

Niamh Brodie-Machura no longer serves as Co-Portfolio Manager of the fund.

SIC-SUSTK-0324-101 1.9911581.101	March 1, 2024

Supplement to the

Fidelity® Sustainable International Equity Fund

Class A, Class M, Class C, Class I, and Class Z

December 30, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a basic fee rate that may vary by class (subject to a performance adjustment). The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information for Fidelity® Sustainable International Equity Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A	Class M	Class C	Class I	Class Z
Management fee (fluctuates based on the fund’s performance relative to a securities market index)	0.78%A,B	0.75%A,B	0.74%A,B	0.75%A,B	0.69%A,B

Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	None	None

Other expenses	2.81%B	2.82%B	2.82%B	2.82%B	2.82%B

Total annual operating expenses	3.84%	4.07%	4.56%	3.57%	3.51%

Fee waiver and/or expense reimbursement	2.54%C	2.52%C	2.51%C	2.52%C	2.61%C

Total annual operating expenses after fee waiver and/or expense reimbursement	1.30%	1.55%	2.05%	1.05%	0.90%

A The management fee comprises a basic fee, which may vary by class, that is adjusted up or down (subject to a maximum rate) based on the performance of the fund or a designated class of the fund relative to that of the MSCI EAFE Index. The basic fee covers administrative services previously provided under separate services agreements with the fund, for which 0.19% for Class A, 0.15% for Class M, 0.15% for Class C, 0.15% for Class I, and 0.09% for Class Z was previously charged under the services agreements. Please see “Fund Services - Fund Management - Advisory Fee(s)” for additional information.

B Adjusted to reflect current fees.

C Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class A, Class M, Class C, Class I, and Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable), as a percentage of their respective average net assets, exceed 1.30%, 1.55%, 2.05%, 1.05%, and 0.90% (the Expense Caps). If at any time during the current fiscal year expenses for Class A, Class M, Class C, Class I, or Class Z of the fund fall below the Expense Caps, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Caps. These arrangements will remain in effect through February 28, 2025. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees and may extend them in its discretion after that date.

	Class A		Class M		Class C		Class I		Class Z

	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares

1 year	$ 700	$ 700	$ 502	$ 502	$ 308	$ 208	$ 107	$ 107	$ 92	$ 92

3 years	$ 1,380	$ 1,380	$ 1,243	$ 1,243	$ 1,070	$ 1,070	$ 776	$ 776	$ 747	$ 747

5 years	$ 2,164	$ 2,164	$ 2,085	$ 2,085	$ 2,030	$ 2,030	$ 1,557	$ 1,557	$ 1,517	$ 1,517

10 years	$ 4,204	$ 4,204	$ 4,261	$ 4,261	$ 4,316	$ 4,316	$ 3,609	$ 3,609	$ 3,546	$ 3,546

Niamh Brodie-Machura no longer serves as Co-Portfolio Manager of the fund.

ASIC-SUSTK-0324-101 1.9911580.101	March 1, 2024